Exhibit 32.1

DELCATH SYSTEMS, INC.

PRINCIPAL EXECUTIVE OFFICER’S CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of DELCATH SYSTEMS, INC. (the “Company”) on Form 10-Q for the period ended March 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jennifer K. Simpson, Interim Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 6, 2015

/s/Jennifer K. Simpson
Jennifer K. Simpson
Interim President and Chief Executive Officer
(Principal Executive Officer)